UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 19, 2006 (June 13, 2006)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio		43207

(Address of principal executive offices)		(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Cash Bonuses for Fiscal 2006 Performance
     On June 13, 2006, the Compensation Committee of the Board of Directors of Bob Evans Farms, Inc. (the “Company”) awarded cash bonuses to each of its executive officers (other than Steven A. Davis, Chief Executive Officer) with respect to performance for the fiscal year which began on April 30, 2005 and ended on April 28, 2006 (“Fiscal 2006”). These cash bonuses were awarded based on (1) the achievement of objective performance goals established by the Compensation Committee on June 14, 2005 (as reported in the Company’s Current Report on Form 8-K filed on June 20, 2005 under Item 1.01, Entry Into a Material Definitive Agreement, beneath the caption “Performance Goals for Fiscal 2006 Cash Bonuses”) and (2) the Compensation Committee’s subjective assessment of the performance of each of the executive officers. The following table sets forth the cash bonuses awarded to the Company’s four most highly-paid executive officers (other than the chief executive officer) for Fiscal 2006 performance:

Name	Title	Cash Bonus

Roger D. Williams	Executive Vice President - Food Products	$201,103

Donald J. Radkoski	Chief Financial Officer, Treasurer and Secretary	$164,856

Randall L. Hicks	Executive Vice President -- Restaurant Operations	$95,877

Russell W. Bendel	Chief Executive Officer -- SWH Corporation	$171,670
	(d/b/a Mimi's Café)
     Mr. Davis did not receive a cash bonus with respect to Fiscal 2006 performance because he was not employed by the Company during Fiscal 2006. Larry C. Corbin served as the Company’s interim Chief Executive Officer and President following the resignation of Stewart K. Owens on August 9, 2005. The Compensation Committee awarded Mr. Corbin a cash bonus of $300,000 based on the Compensation Committee’s subjective assessment of Mr. Corbin’s performance during Fiscal 2006.
Fiscal 2006 Performance Incentive Plan Awards
     On June 13, 2006, the Compensation Committee awarded stock options and restricted stock to each of its executive officers (other than Mr. Davis) in accordance with the Company’s Performance Incentive Plan (“PIP”) (as described in the Company’s Current Report on Form 8-K filed on May 13, 2005 and amended by Form 8-K/A filed on July 12, 2005, under Item 1.01, Entry Into a Material Definitive Agreement, beneath the caption “Adoption of Performance Incentive Plan”). These awards were based on the achievement of performance goals established by the Compensation Committee under the PIP for Fiscal 2006, as reported in the Company’s Current Report on Form 8-K/A filed on May 13, 2005 and amended by Form 8-K/A filed on July 12, 2005. The following table sets forth the PIP awards received by the Company’s four most-highly compensated executive officers (other than the chief executive officer) for Fiscal 2006 performance:

Name	Title	Stock Options	Restricted Stock

Roger D. Williams	Executive Vice President - Food Products	11,964	19,252

Donald J. Radkoski	Chief Financial Officer, Treasurer and Secretary	10,084	15,643

Randall L. Hicks	Executive Vice President -- Restaurant Operations	5,674	6,714

Russell W. Bendel	Chief Executive Officer -- SWH Corporation	7,493	12,041
	(d/b/a Mimi's Café)
     The stock options and restricted stock were awarded under the Company’s First Amended and Restated 1998 Stock Option and Incentive Plan (the “1998 Plan”). Each stock option has an exercise price of $27.38 per share, which was the closing price of the Company’s common stock on the Nasdaq National Market on the grant date.
     Mr. Davis did not receive a PIP award with respect to Fiscal 2006 performance because he was not employed by the Company during Fiscal 2006.
Adoption of Award Agreements
     On June 13, 2006, the Compensation Committee adopted forms of (1) Nonqualified Stock Option Notice and Agreement, Incentive Stock Option Notice and Agreement, Restricted Stock Award Notice and Agreement (Director) and Restricted Stock Award Notice and Agreement (Employee) under the 1998 Plan; (2) Cash Award Notice and Agreement under the PIP; and (3) Restricted Stock Award Notice and Agreement under the Company’s First Amended and Restated 1993 Long Term Incentive Plan for Managers. These award agreements are attached as Exhibits 10.1 through 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Equity Awards to Steven A. Davis
     As previously reported in the Company’s Current Report on Form 8-K filed on May 2, 2006, under Item 1.01, Entry into a Material Definitive Agreement, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Davis in connection with his appointment as the Company’s Chief Executive Officer, effective May 1, 2006. The Employment Agreement provides that, within forty-five (45) days after the start of Mr. Davis’ employment with the Company, he was to receive a grant of 10,000 shares of the Company’s common stock and a grant of 20,166 shares of restricted stock of the Company (such restricted stock to vest in equal installments over three (3) years commencing June 13, 2007). The number of shares subject to both of these grants was calculated using an assumed price of the Company’s stock of $30.00 per share, and the Employment Agreement provides that the number of shares actually granted would be adjusted to reflect the closing price of the Company’s common stock on the grant date. The closing price of the Company’s common stock on the Nasdaq National Market on the grant date (June 13, 2006) was $27.38 per share. Accordingly, Mr. Davis was awarded 10,957 shares of the Company’s common stock and 25,771 shares of restricted stock (calculated with a vesting discount). Pursuant to the Employment Agreement, Mr. Davis was also granted options to purchase 18,000 shares of the Company’s common stock with an exercise price of $27.38 per share.

Base Salaries for Fiscal 2007
     On June 13, 2006 the Compensation Committee approved new annual base salaries for each of its executive officers (other than Mr. Davis) for the Company’s fiscal year which began on April 29, 2006 (“Fiscal 2007”). Fiscal 2007 base salaries are retroactive to April 29, 2006. The following table sets forth the Fiscal 2007 base salary of the Company’s four most highly compensated executive officers other than Mr. Davis:

Name	Title	Fiscal 2007 Base Salary

Roger D. Williams	Executive Vice President - Food Products	$423,810

Donald J. Radkoski	Chief Financial Officer, Treasurer and Secretary	$344,867

Randall L. Hicks	Executive Vice President -- Restaurant Operations	$267,806

Russell W. Bendel	Chief Executive Officer -- SWH Corporation	$356,558
	(d/b/a Mimi's Café)
     As previously reported in the Company’s Current Report on Form 8-K filed on May 2, 2006, the Company entered into an Employment Agreement with Mr. Davis in connection with his appointment as Chief Executive Officer of the Company, effective May 1, 2006. The Employment Agreement provides Mr. Davis with an annual base salary of $650,000.
Director Stock Awards
     Pursuant to the Company’s Compensation Program for Directors Effective May 8, 2006 (as reported in the Company’s Current Report on Form 8-K filed on May 11, 2006, under Item 1.01, Entry into a Material Definitive Agreement, beneath the caption “Compensation Program for Directors Effective May 8, 2006”), each non-employee director of the Company was awarded 2,500 shares of restricted stock on June 13, 2006.
Item 9.01.   Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired — Not Applicable
(b) Pro Form Financial Information — Not applicable
(c) Shell Company Transactions — Not Applicable

(d) Exhibits:
The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

Exhibit No.	Description

10.1	Nonqualified Stock Option Notice and Agreement — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.2	Incentive Stock Option Notice and Agreement — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.3	Restricted Stock Award Notice and Agreement (Director) — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.4	Restricted Stock Award Notice and Agreement (Employee) — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.5	Cash Award Notice and Agreement — Performance Incentive Plan (for awards on or after June 13, 2006)

10.6	Restricted Stock Award Notice and Agreement — First Amended and Restated 1993 Long Term Incentive Plan for Managers (for awards on or after June 13, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Dated: June 19, 2006	By:	/s/Donald J. Radkoski

Donald J. Radkoski
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 19, 2006

Exhibit No.	Description

10.1	Nonqualified Stock Option Notice and Agreement — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.2	Incentive Stock Option Notice and Agreement — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.3	Restricted Stock Award Notice and Agreement (Director) — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.4	Restricted Stock Award Notice and Agreement (Employee) — First Amended and Restated 1998 Stock Option and Incentive Plan (for awards on or after June 13, 2006)

10.5	Cash Award Notice and Agreement — Performance Incentive Plan (for awards on or after June 13, 2006)

10.6	Restricted Stock Award Notice and Agreement — First Amended and Restated 1993 Long Term Incentive Plan for Managers (for awards on or after June 13, 2006)